UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):        February 8, 2008

                            CVD EQUIPMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

      1-16525                                            11-2621692
     -----------                                        ------------
 (Commission File Number)                      (IRS Employer Identification No.)

                 1860 Smithtown Ave., Ronkonkoma, New York 11779
          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
                      (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreement.

On February 8, 2008, CVD Equipment Corporation (the "Registrant") closed on its previously announced acquisition of a 13,300 square foot facility located at 979 Marconi Avenue, Ronkonkoma, NY 11779 (the "Property") through the Town of Islip Industrial Development Agency (the "Islip IDA"). The Property was purchased from HPG Realty Co., LLC (the "Seller"). The total purchase price for the Property is $2,015,000. The Registrant financed approximately $1,500,000 of the purchase price. The financing consists of two loans secured by mortgages, both of which are held by North Fork Bank, a division of Capital One, N.A. (the "Lender). Payments upon each of the mortgages are based upon a 20-year amortization schedule, with a 10-year balloon. Interest on the $1 million mortgage is fixed at a rate of 5.67% for 10 years. Interest on the $500,000 mortgage is fixed at a rate 3.67% for the first four years and will be adjusted for the 6 year period beginning March 1, 2012 to 200 basis points above the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of 6 years, until maturity on March 1, 2018. The facility is intended to be used for the expansion of the Registrant's First Nano laboratory starting in the second quarter of 2008.

The fee owner of the Property is the Islip IDA. Under the terms of the Contract of Sale of the Property between the Seller and the Registrant and the Assignment, Assumption and Amendment Agreement by and among Islip IDA, the Lender, the Seller, Tri-Start Electronics, Inc (Tri-Start), and the Registrant, the Seller transferred and assigned to the Registrant all of its rights, title and interest to the Property pursuant to the Lease Agreement between Islip IDA and the Seller dated February 1, 2004 (the "Lease") and the Payment-In-Lieu-Of-Tax Agreement dated February 1, 2004 (the "PILOT Agreement"). The lease term expires on February 28, 2015. Upon the expiration of the Lease, the Registrant shall purchase the Property from the Islip IDA for the purchase price of $1.00 dollar plus all unpaid payments in lieu of taxes through the date upon which the Lease expires. The PILOT Agreement provides that the Registrant shall make payments in lieu of real property taxes on the Property during the term of the Lease. The Registrant also assumed the Seller's rights, interest, duties, liabilities and obligations under the Environmental Compliance and Indemnification Agreement between the Seller, Tri-Start and the Islip IDA dated February 1, 2004 under which the Seller and Tri-Start agreed to comply with all environmental laws applicable to the Property.

     The acquisition of the Property constitutes a "significant amount of assets" under Item 2.01 of Form 8-K.

Item 2.01   Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 9.01   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

     None.


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

     (b)  Pro Forma Financial Information

     The required pro forma financial information for the Property will be filed by amendment hereto no later than seventy-one days after the date this report is required to be filed.

     (c)  Exhibits

     None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CVD EQUIPMENT CORPORATION


Date: February 14, 2008                       /s/ Leonard A. Rosenbaum
                                            -------------------------------
                                            Name:  Leonard A. Rosenbaum
                                            Title: Chairman, President,
                                                   Chief Executive Officer and
                                                   Director (Principal Executive
                                                   Officer)


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